UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2011

American Rare Earths and Materials, Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-15260	98-0669413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada MKA 4K9	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Material Modification to Rights of Securities Holders.

On June 7, 2011, American Rare Earths and Materials, Corp. (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Designation, amending the Designation of Series B Preferred Stock contained in Section 4 of its Articles of Incorporation filed on May 10, 2010, a copy of which is filed herewith.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3(ii)(3)	Certificate of Designation, dated May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Rare Earths and Materials, Corp.
Date: June 8, 2011	By:	/s/ Nataliya Hearn
Dr. Nataliya Hearn
President